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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  January 28, 1998

                          BANYAN SYSTEMS INCORPORATED
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            (Exact Name of Registrant as Specified in its Charter)

                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)

               0-20364                             04-2798394
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       (Commission File Number)         (IRS Employer Identification No.)

120 Flanders Road, Westboro, Massachusetts                              01581
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(Address of principal executive offices)                              (Zip Code)

                                (508) 898-1000
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              Registrant's Telephone Number, Including Area Code

                                Not Applicable
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            (Former Name or Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

     On January 28, 1998, Banyan Systems Incorporated (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter and the fiscal year ended December 31, 1997. A copy of such press release has been filed with this Current Report on Form 8-K as Exhibit 99 and is incorporated herein by reference. The announced financial results indicate that the Company had no goodwill and approximately $5,077,000 of net tangible assets as of December 31, 1997.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          (99) Press Release dated January 28, 1998.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 1998                BANYAN SYSTEMS INCORPORATED


                                                /s/ Richard M. Spaulding
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                                       By:     Richard M. Spaulding
                                       Title:  Vice President, Finance, and
                                               Chief Financial Officer

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                                 EXHIBIT INDEX


                 EXHIBIT NO.                       DESCRIPTION
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                    99                  Press Release dated January 28, 1998